SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 15, 2003

(Date of earliest event reported)

MK GOLD COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-23042	82-0487047
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 East South Temple, Suite 2100

Salt Lake City, Utah 84111

(801) 297-6900

(Address of principal executive offices and telephone number, including area code)

Items 9 and 12. Regulation FD Disclosure and Results of Operations and Financial Condition

On May 15, 2003, MK Gold Company announced results of operations for the first quarter ended March 31, 2003. The press release announcing these results is filed with this report as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MK GOLD COMPANY

/s/ John C. Farmer

John C. Farmer

Chief Financial Officer and Secretary

Date: May 19, 2003

INDEX TO EXHIBITS

Exhibits

99	Press release dated May 15, 2003.